Rule 497(e)
                                                    Registration Number: 2-82143



                            THE CALIFORNIA MUNI FUND

                          SUPPLEMENT DATED MAY 27, 1997
                       TO PROSPECTUS DATED APRIL 30, 1997


                  The independent trustees are in the process of considering other fund organizations willing to manage the Fundamental Funds and it is expected that a new manager will be selected. In any event, it is unlikely that a majority of the Fund's independent trustees will approve the current Investment Management Agreement beyond December 31, 1997.